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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 16, 2003


                            FIRST FINANCIAL BANCORP.
             (Exact name of registrant as specified in its charter)





            Ohio                        0-12379                   31-1042001
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

               300 High Street
                Hamilton, Ohio                                       45011
   (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (513) 867-5240


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FORM 8-K                                               FIRST FINANCIAL BANCORP.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On October 15, 2003, First Financial Bancorp. finalized and entered into a separation agreement with Stanley N. Pontius, who had been the company's president and chief executive officer since 1991. The agreement, which supercedes a pre-existing employment agreement, provides for Pontius's immediate departure from the positions of director, president, and chief executive officer of the holding company and all affiliate board responsibilities. The company's board of directors has assembled a search committee. Bruce E. Leep, chairman of the board of First Financial Bancorp., has been appointed by the company's board to serve as interim president and chief executive officer of the corporation. In addition, Leep will take on interim responsibility as chairman of the board of First Financial Bank, National Association, the lead bank of First Financial Bancorp. A copy of the press release announcing the change in leadership is attached as
         Exhibit 99.1. A copy of the Separation and Release Agreement is attached as Exhibit 99.2.


ITEM 7.  EXHIBITS.

         (a)      Exhibit:

                  99.1 First Financial Bancorp. Press Release dated October 15, 2003.

                  99.2 Separation Agreement and Release between First Financial Bancorp. and Stanley N. Pontius dated October 15, 2003.


ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 15, 2003, First Financial Bancorp. issued a press release announcing that the company finalized and entered into a separation agreement with Stanley N. Pontius, who had been the company's president and chief executive officer since 1991. As reported in the press release, the financial impact of the separation agreement, which supercedes a pre-existing employment agreement, will be approximately five cents per share on First Financial Bancorp.'s third-quarter earnings which will be announced in a press release on Monday, October 20, 2003. A copy of the press release is attached as Exhibit 99.1.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST FINANCIAL BANCORP.



                                          By:  /s/ C. Douglas Lefferson
                                               --------------------------------
                                               C. Douglas Lefferson
                                               Senior Vice President and
                                               Chief Financial Officer



Date: October 16, 2003



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FORM 8-K                                               FIRST FINANCIAL BANCORP.


                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

   99.1           First Financial Bancorp. Press Release dated April 21, 2003.

   99.2 Separation Agreement and Release between First Financial Bancorp. and Stanley N. Pontius dated October 15, 2003.